                              AIM LIMITED MATURITY
                                 TREASURY FUND


[AIM LOGO APPEARS HERE]           ANNUAL REPORT                 JULY 31, 1998

                     -------------------------------------

                       AIM LIMITED MATURITY TREASURY FUND

                           For shareholders who seek

                         high monthly income free from

                               state taxes while

                       maintaining relative stability of

                         principal by investing only in

                      U.S. Treasury notes with maturities

                            of three years or less.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Funds' performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o During the fiscal year ended July 31, 1998, the Fund paid distributions of $0.5328 per share.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a widely known credit rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition and management. Funds are rated from the highest quality (AAA) to lowest quality (CCC).
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o The Lehman Brothers 1-D2 Year U.S. Government Bond Index is an unmanaged index composed of short-term U.S. agency and Treasury issues (maturities of one to two years).
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o Unless otherwise indicated, comparative index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                   Dear Fellow Shareholder:

                   The fiscal year covered by this report was framed by the
                   financial crises in Asia, which caused turmoil in world
                   markets first during August of 1997 and again as the
    [PHOTO OF      reporting period was coming to a close. Markets had shrugged
   Charles T.      off the Asian crises for a while late in 1997, but toward the
     Bauer,        close of the fiscal year, concern was increasing about the
  Chairman of      contraction of Asian economies, especially the seemingly
  the Board of     intractable slump in Japan, becoming a significant drag on
    THE FUND       economic activity worldwide.
  APPEARS HERE]        In such troubled times, U.S. Treasury securities
                   typically act as safe havens, and, as discussed in the pages that follow, they attracted considerable investor interest during this period.
                       While many overseas economies struggled, domestic
                   economic news remained so good that debate centered on whether the Federal Reserve Board (the Fed) should or would raise interest rates to slow economic expansion. The U.S.
unemployment rate continued at long-term lows. Since a tight labor market is widely regarded as an inflationary threat, many argued for a rate increase to temper economic growth. However, the turmoil in Asia, combined with a near collapse of commodity prices, has helped to hold recorded inflation in the U.S. to a historically low level.
    In the end, the Fed left short-term rates unchanged throughout the year covered by this report, and the U.S. economy continued to exhibit sound fundamentals: steady growth that seemed to be moderating of its own accord with little or no inflation. As the reporting period closed, the yield curve was unusually flat: the yield on 30-year Treasuries was 5.71%, just slightly higher than yields on two-year Treasuries. Such a flat curve reflects investors' confidence that inflation will remain contained. This is a favorable environment for fixed-income securities. All in all, we at AIM remain cautiously optimistic that the economic expansion may continue for the foreseeable future.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    This transaction gives you, our shareholders, access to a greater variety of investment choices through the expanded lineup of AIM funds. A complete list of the funds now included in the AIM family appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
    The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the fiscal year covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

FUND PROVIDES STABILITY DURING VOLATILE YEAR

A roundtable discussion with the Fund management team for AIM Limited Maturity Treasury Fund for the fiscal year ended July 31, 1998.

Q.  HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE REPORTING
    PERIOD?

A. The last year has seen extraordinary volatility in both the fixed-income and equity markets. Throughout all these ups and downs, the Fund adhered to its investment discipline, producing competitive results.
        Net asset value (NAV) per share remained stable, staying between $10.03 and $10.13 during the reporting period. That's a volatility rate of less than 1%.
        The Fund also continued to provide attractive income. As of July 31, 1998, the 30-day distribution rate at NAV was 5.04%. The 30-day SEC yield at maximum offering price was 4.51%.
        Total return for the year ended July 31, 1998 was 5.42%. In comparison, the Lehman Brothers 1-2 Year U.S. Government Bond Index returned 5.97%.

Q. WHAT FACTORS CONTRIBUTED TO VOLATILITY IN THE FIXED-INCOME ARENA OVER THE LAST YEAR?

A. Just over a year ago, world markets were rattled by the first shock waves of the Asian financial crisis. Marked uncertainty about the impact of the crisis sent investors to the relative safety of U.S. Treasury securities.
        As investors sorted out their feelings about Asia, many traveled back and forth between equity markets and U.S. Treasuries. However, during May and June of 1998, negative sentiment gripped the equity markets. A series of disappointing corporate earnings results suggested that the Asian fever had spread across the Pacific. Toward the end of the reporting period and even in the weeks beyond, the Dow Jones Industrial Average (the Dow) experienced significant fluctuations. On July 17, 1998, the Dow peaked for the year at 9,337.98. Two weeks later, on July 31, it had sunk over 450 points to 8,883.29-a decline of nearly 5%. Investor interest in U.S. Treasuries surged once again.
        The result was a rally that sent the yield on the 30-year Treasury bond to historic lows, falling to 5.71% as of July 31, 1998. At the end of the reporting period, the yield on the two-year note stood at 5.48%. This small difference in yield between long-term and short-term debt is displayed graphically in the yield curve below.
        In stark contrast to Asia's economic troubles, the U.S. domestic economy has enjoyed continued low inflation and solid growth. The cost of living increased just 1.56% during the reporting period. According to the Consumer Price Index, unemployment stayed low as well. This mix of elements provided a favorable environment for bonds.

                                ---------------

                              In stark contrast to

                           Asia's economic troubles,

                           the U.S. domestic economy

                                  has enjoyed

                            continued low inflation

                               and solid growth.

                                ---------------

================================================================================
Yield Curve - U.S. Treasury Securities

As of 7/31/98

3 mos.    5.08%
6 mos.    5.187
1 year    5.351 --|
3 years   5.484 --| AREA OF INVESTMENT FOCUS
5 years   5.462
10 years  5.499
20 years  5.494
30 years  5.714
================================================================================

Source: Bloomberg. Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest. Fund shares are not insured and their value and yield will vary with market conditions.


          See Important fund and index disclosures inside front cover.

Q.  WHAT WAS YOUR MANAGEMENT STRATEGY IN THIS ENVIRONMENT?

A. During volatile periods, we know that investors want stability. We strive to provide that by following a highly disciplined strategy. The Fund purchases two-year Treasury notes, holds them for 13 months, then sells them and buys new two-year notes with the proceeds. Because this process is ongoing, the Fund always has holdings with a range of maturities.
        Over time, our strategy has kept volatility low, an important consideration for investors seeking a safe haven during times of market uncertainty and turmoil. The strategy also provides the Fund with exposure across the entire one-to-two year maturity range. AIM research has shown that this is the area that historically has provided the most attractive risk/return ratio.

Q.  HOW HAVE CHANGES IN TREASURY SUPPLY AFFECTED THE FUND?

A. Supplies of U.S. Treasuries have continued to diminish, as the government's need for financing has been shrinking in light of a substantial U.S. budget surplus. In May, the Treasury Department (the Treasury) announced a major restructuring of its calendar for selling certain government securities. Three-year notes, which have been auctioned monthly since 1976, will be eliminated. The Treasury felt that two- and five-year notes offered investors similar choices. In addition, five-year notes will be auctioned quarterly instead of monthly.
        In general, a smaller supply could drive the prices of bonds up, decreasing yields. However, we believe the changes in Treasury auctions won't have an immediate, direct effect on the Fund. Normally, we only purchase securities with maturities out to two years.
        Even though the Treasury is working to reduce supply, we don't believe it will eliminate the two-year notes. They have been issued since 1974 and have become important investment instruments. With such a strong precedent, we believe the Treasury will continue to offer the two-year note. However, there are discussions underway about the possibility of reducing the number of auctions on two-year notes if the budget surplus continues to grow. Should this happen, the Fund has the flexibility to adjust its strategy appropriately.

Q.  DESCRIBE THE PORTFOLIO AT THE END OF THE REPORTING PERIOD.

A. The weighted average maturity of the portfolio was 1.54 years. Its duration was 1.4 years. The Fund had an average credit rating of AAA, the highest rating possible, as measured by Standard and Poor's (S&P), a widely-known credit-rating agency. These ratings are historical and are based on analysis of the individual securities in the Fund's portfolio.

Q.  WHAT IS YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

A. Federal Reserve Board Chairman Alan Greenspan, speaking to Congress in July, warned that the tight labor market could eventually accelerate inflation, which could lead to an increase in rates. However, at its mid-August meeting (after the end of the reporting period), the Fed left rates unchanged, reflecting its concern about continued turmoil in Asia and recent struggles in the Russian economy.
        We've seen a marked increase in demand for shorter-dated securities, which was heightened by a dramatic dive in the Dow Jones Industrial Average late in August. It's very unlikely that the U.S. will experience inflation during the short-term, and deflation may even be a possibility. In such an environment, we believe the bond market will continue to attract investors.

================================================================================
Stability of Net Asset Value
7/31/88-7/31/98
--------------------------------------------------------------------------------
7/88      9.84%
7/89      9.88
7/90      9.82
7/91      9.95
7/92     10.21
7/93     10.20
7/94      9.96
7/95     10.09
7/96      9.97
7/97     10.07
7/98     10.07
================================================================================
Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee that the Fund will maintain a constant NAV. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Past performance cannot guarantee future results.

                                ---------------

                            Over time, our strategy

                            has kept volatility low,

                         an important consideration for

                         investors seeking a safe haven

                             during times of market

                            uncertainty and turmoil.

                                ---------------


          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM LIMITED MATURITY TREASURY FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 7/31/88-7/31/98.
    It's important to understand the difference between your Fund and an index. An index like the Lehman Brothers 1-2 Year U.S. Government Bond Index (illustrated below) measures the performance of a hypothetical portfolio of short-term government bonds. The composition of this portfolio may not be exactly the same as your Fund's portfolio.
    There are other differences as well. You cannot invest in an index; it is simply a measuring tool. Because indexes are not managed, there are no sales charges, expenses or fees. But even if you could buy all the securities that make up a particular index, your purchase would include expenses, making the actual return lower than that shown below.

GROWTH OF A $10,000 INVESTMENT

7/31/88-7/31/98

--------------------------------------------------------------------------------
               AIM LIMITED MATURITY       LEHMAN 1-2 YEAR U.S.
               TREASURY FUND              GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------
                (In thousands)
7/31/88             $9,899                        10,000

7/31/89             10,819                        11,000

7/31/90             11,650                        11,906

7/31/91             12,693                        13,049

7/31/92             13,987                        14,338

7/31/93             14,542                        15,047

7/31/94             14,866                        15,445

7/31/95             15,811                        16,500

7/31/96             16,385                        17,303

7/31/97             17,684                        18,498

7/31/98             18,643                        19,602

================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 7/31/98, including sales charges.

   10 Years         6.43%
    5 Years         4.89
    1 Year          4.39*
*5.42% excluding sales charges

As of 6/30/98 (the most recent calendar quarter end), including sales charges
   10 Years         6.40%
    5 Years         4.85
    1 Year          4.93**
**5.98% excluding sales charges
================================================================================

Source: Tower Data Systems HYPO--Registered Trademark-- and Lipper Analytical Services, Inc. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

SCHEDULE OF INVESTMENTS

JULY 31, 1998

                                                                                PRINCIPAL
                                                                                 AMOUNT             MARKET
                                                              MATURITY           (000S)             VALUE
U.S. TREASURY SECURITIES
U.S. TREASURY NOTES-99.00%
  5.875%                                                      08/31/99           $32,250         $ 32,384,160
-------------------------------------------------------------------------------------------------------------
  5.75%                                                       09/30/99            32,045           32,143,378
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      10/31/99            32,275           32,324,058
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      11/30/99            33,400           33,456,446
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      12/31/99            33,000           33,059,400
-------------------------------------------------------------------------------------------------------------
  5.375%                                                      01/31/00            33,075           33,022,742
-------------------------------------------------------------------------------------------------------------
  5.50%                                                       02/29/00            33,000           33,006,930
-------------------------------------------------------------------------------------------------------------
  5.50%                                                       03/31/00            32,000           32,008,320
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      04/30/00            32,300           32,367,184
-------------------------------------------------------------------------------------------------------------
  5.50%                                                       05/31/00            32,500           32,501,300
-------------------------------------------------------------------------------------------------------------
  5.375%                                                      06/30/00            32,840           32,783,515
-------------------------------------------------------------------------------------------------------------
  5.375%                                                      07/31/00            33,000           32,936,930
-------------------------------------------------------------------------------------------------------------
    Total U.S. Treasury Securities (Cost $391,293,845)                                            391,994,363
-------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS-99.00%                                                                      391,994,363
-------------------------------------------------------------------------------------------------------------
    OTHER ASSETS LESS LIABILITIES-1.00%                                                             3,970,184
-------------------------------------------------------------------------------------------------------------
    NET ASSETS-100.00%                                                                           $395,964,547
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998

ASSETS:
Investments, at market value (cost
  $391,293,845)                           $  391,994,363
--------------------------------------------------------
Cash                                              58,653
--------------------------------------------------------
Receivables for:
  Fund shares sold                             1,240,495
--------------------------------------------------------
  Interest                                     4,627,571
--------------------------------------------------------
Investment in deferred compensation plan          24,994
--------------------------------------------------------
Other assets                                      73,132
--------------------------------------------------------
    Total assets                             398,019,208
--------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                       1,023,583
--------------------------------------------------------
  Dividends                                      599,786
--------------------------------------------------------
  Deferred compensation                           24,994
--------------------------------------------------------
Accrued administrative services fees               5,227
--------------------------------------------------------
Accrued advisory fees                             67,422
--------------------------------------------------------
Accrued distribution fees                         62,503
--------------------------------------------------------
Accrued transfer agent fees                       33,450
--------------------------------------------------------
Accrued operating expenses                       237,696
--------------------------------------------------------
    Total liabilities                          2,054,661
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  395,964,547
========================================================

NET ASSETS:
Class A                                   $  345,355,189
========================================================
Institutional Class                       $   50,609,358
========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                       34,300,002
========================================================
Institutional Class                            5,026,426
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        10.07
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.07
     divided by 99.00%)                   $        10.17
========================================================
Institutional Class:
  Net asset value and offering price per
    share                                 $        10.07
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                    $24,949,619
-------------------------------------------------------
EXPENSES:
Advisory fees                                   855,900
-------------------------------------------------------
Administrative services fees                     59,396
-------------------------------------------------------
Custodian fees                                   36,726
-------------------------------------------------------
Transfer agent fees-Class A                     307,594
-------------------------------------------------------
Transfer agent fees-Institutional Class          45,118
-------------------------------------------------------
Trustees' fees and expenses                      24,508
-------------------------------------------------------
Distribution fees-Class A (See Note 2)          567,049
-------------------------------------------------------
Other                                           298,763
-------------------------------------------------------
    Total expenses                            2,195,054
-------------------------------------------------------
Less: Expenses paid indirectly                   (4,054)
-------------------------------------------------------
    Net expenses                              2,191,000
-------------------------------------------------------
Net investment income                        22,758,619
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:
Net realized gain from investment
  securities                                  1,855,056
-------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   (1,793,413)
-------------------------------------------------------
      Net gain from investment securities        61,643
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $22,820,262
=======================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JULY 31, 1998 AND 1997

                                                                  1998             1997
                                                              ------------    --------------
OPERATIONS:
  Net investment income                                       $ 22,758,619    $   22,525,910
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities     1,855,056          (328,964)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (1,793,413)        4,775,213
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        22,820,262        26,972,159
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class A                                                      (20,003,878)      (19,613,259)
--------------------------------------------------------------------------------------------
  Institutional Class                                           (2,754,741)       (2,912,651)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Class A                                                      (44,498,315)       27,226,897
--------------------------------------------------------------------------------------------
  Institutional Class                                            1,723,996       (95,511,728)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (42,712,676)      (63,838,582)
--------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          438,677,223       502,515,805
--------------------------------------------------------------------------------------------
  End of period                                               $395,964,547    $  438,677,223
============================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $400,652,004    $  443,515,589
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               88,842                --
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (5,476,817)       (7,332,297)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 700,518         2,493,931
--------------------------------------------------------------------------------------------
                                                              $395,964,547    $  438,677,223
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the AIM Limited Maturity Treasury Fund (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis. On
    July 31, 1998, undistributed net investment income was increased by $88,842, undistributed net realized gain (loss) decreased by $424 and paid-in-capital decreased by $89,266 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,440,638, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1998, the Fund reimbursed AIM $59,396 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Trustees of the Fund approved the appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended July 31, 1998, AFS was paid $136,066 with respect to Class A shares, and for the period December 29, 1997 through July 31, 1998, AFS was paid $26,979 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $18,419 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period August 1, 1997 through December 28, 1997.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1998, the Fund paid AIM Distributors $567,049 as compensation under the Plan.
  AIM Distributors received commissions of $56,989 during the year ended
July 31, 1998 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the year ended July 31, 1998, the Fund paid legal fees of $4,177 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,054 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,054 during the year ended July 31, 1998.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1998 was $569,622,549 and $612,378,696, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $    692,739
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (17,945)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $    674,794
=========================================================
Cost of investments for tax purposes is $391,319,569.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               22,832,451   $ 229,871,705    22,795,689   $ 228,371,816
--------------------------------------------------------------------------------
  Institutional Class    1,450,340      14,604,304     2,663,678      26,662,958
--------------------------------------------------------------------------------
Issued as a
  reinvestment of
  dividends:
  Class A                1,671,295      16,825,885     1,600,608      16,029,270
--------------------------------------------------------------------------------
  Institutional Class        4,391          44,205        16,172         161,587
--------------------------------------------------------------------------------
Reacquired:
  Class A              (28,922,414)   (291,195,905)  (21,687,977)   (217,174,189)
--------------------------------------------------------------------------------
  Institutional Class   (1,281,958)    (12,924,513)  (12,215,116)   (122,336,273)
--------------------------------------------------------------------------------
                        (4,245,895)  $ (42,774,319)   (6,826,946)  $ (68,284,831)
================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during each of the years in the four-year period ended July 31, 1998, the eleven months ended July 31, 1994 and the year ended August 31, 1993.

                                                                                    JULY 31,
                                                              -----------------------------------------------------   AUGUST 31,
                                                                1998        1997       1996       1995       1994        1993
                                                              --------    --------   --------   --------   --------   ----------
Net asset value, beginning of period                          $  10.07    $   9.97   $  10.03   $   9.96   $  10.24    $  10.21
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
Income from investment operations:
  Net investment income                                           0.53        0.54       0.55       0.54       0.35        0.42
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     --        0.10      (0.06)      0.07      (0.20)       0.05
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
    Total from investment operations                              0.53        0.64       0.49       0.61       0.15        0.47
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
Less distributions:
  Dividends from net investment income                           (0.53)      (0.54)     (0.55)     (0.54)     (0.35)      (0.42)
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
  Distributions from net realized gains                             --          --         --         --      (0.08)      (0.02)
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
    Total distributions                                          (0.53)      (0.54)     (0.55)     (0.54)     (0.43)      (0.44)
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
Net asset value, end of period                                $  10.07    $  10.07   $   9.97   $  10.03   $   9.96    $  10.24
============================================================  ========    ========   ========   ========   ========    ========
Total return(a)                                                  5.42%       6.55%      4.98%      6.36%      1.52%       4.65%
============================================================  ========    ========   ========   ========   ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $345,355    $389,812   $359,048   $274,480   $329,942    $348,937
============================================================  ========    ========   ========   ========   ========    ========
Ratio of expenses to average net assets                          0.54%(b)    0.54%      0.54%      0.51%      0.47%(c)    0.46%
============================================================  ========    ========   ========   ========   ========    ========
Ratio of net investment income to average net assets             5.29%(b)    5.35%      5.45%      5.44%      3.75%(c)    4.07%
============================================================  ========    ========   ========   ========   ========    ========
Portfolio turnover rate                                           133%        130%       117%       120%       120%        123%
============================================================  ========    ========   ========   ========   ========    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $378,032,807.
(c) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of the AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the eleven months ended July 31, 1994 and the year ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Limited Maturity Treasury Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the eleven months ended July 31, 1994 and the year ended August 31, 1993, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

September 4, 1998
Houston, Texas

Trustees & Officers

BOARD OF TRUSTEES                                    OFFICERS                                      OFFICE OF THE FUND

Charles T. Bauer                                     Charles T. Bauer                              11 Greenway Plaza
Chairman                                             Chairman                                      Suite 100
A I M Management Group Inc.                                                                        Houston, TX 77046
                                                     Robert H. Graham
Bruce L. Crockett                                    President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                         John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                    Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                            Suite 100
COMSAT Corporation                                   Carol F. Relihan                              Houston, TX 77046
                                                     Senior Vice President and Secretary
Owen Daly II                                                                                       TRANSFER AGENT
Director                                             Gary T. Crum
Cortland Trust Inc.                                  Senior Vice President                         A I M Fund Services, Inc.
                                                                                                   P.O. Box 4739
Edward K. Dunn Jr.                                   Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                 Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                              CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and             Melville B. Cox
President, Mercantile Bankshares                     Vice President                                The Bank of New York
                                                                                                   90 Washington Street, 11th Floor
Jack Fields                                          Karen Dunn Kelley                             New York, NY 10286
Chief Executive Officer                              Vice President
Texana Global, Inc.;                                                                               COUNSEL TO THE FUND
Formerly Member                                      Renee A. Friedli
of the U.S. House of Representatives                 Assistant Secretary                           Ballard Spahr
                                                                                                   Andrews & Ingersoll, LLP
Carl Frischling                                      P. Michelle Grace                             1735 Market Street
Partner                                              Assistant Secretary                           Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                     Jeffrey H. Kupor                              COUNSEL TO THE TRUSTEES
Robert H. Graham                                     Assistant Secretary
President and Chief Executive Officer                                                              Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                          Nancy L. Martin                               919 Third Avenue
                                                     Assistant Secretary                           New York, NY 10022
Lewis F. Pennock
Attorney                                             Ofelia M. Mayo                                DISTRIBUTOR
                                                     Assistant Secretary
Ian W. Robinson                                                                                    A I M Distributors, Inc.
Consultant; Formerly Executive                       Lisa A. Moss                                  11 Greenway Plaza
Vice President and                                   Assistant Secretary                           Suite 100
Chief Financial Officer                                                                            Houston, TX 77046
Bell Atlantic Management                             Kathleen J. Pflueger
Services, Inc.                                       Assistant Secretary                           AUDITOR

Louis S. Sklar                                       Samuel D. Sirko                               KPMG Peat Marwick LLP
Executive Vice President                             Assistant Secretary                           700 Louisiana
Hines Interests                                                                                    NationsBank Building
Limited Partnership                                  Stephen I. Winer                              Houston, TX 77002
                                                     Assistant Secretary

                                                     Mary J. Benson
                                                     Assistant Treasurer


STATE TAX INFORMATION

Of the total dividends paid, 100% was derived from U.S. Treasury obligations.

                             How AIM Makes Investing
                                  Easy For You

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM Funds.

o RETIREMENT PLANS. You may purchase shares of the Fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering or forgery.


                              -------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                              -------------------

                THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                    GROWTH FUNDS                                        INTERNATIONAL GROWTH FUNDS

                    AIM Aggressive Growth Fund(1)                       AIM Advisor International Value Fund
                    AIM Blue Chip Fund                                  AIM Asian Growth Fund
                    AIM Capital Development Fund                        AIM Developing Markets Fund(2)
                    AIM Constellation Fund                              AIM Emerging Markets Fund(2)
  [PHOTO OF         AIM Mid Cap Equity Fund(2),(A)                      AIM Europe Growth Fund(2)
11 GREENWAY PLAZA   AIM Select Growth Fund(3)                           AIM European Development Fund
  APPEARS HERE]     AIM Small Cap Growth Fund(2),(B)                    AIM International Equity Fund
                    AIM Small Cap Opportunities Fund                    AIM International Growth Fund(2)
                    AIM Value Fund                                      AIM Japan Growth Fund(2)
                    AIM Weingarten Fund                                 AIM Latin American Growth Fund(2)
                                                                        AIM New Pacific Growth Fund(2)
                    GROWTH & INCOME FUNDS
                                                                        GLOBAL GROWTH FUNDS
                    AIM Advisor Flex Fund
                    AIM Advisor Large Cap Value Fund                    AIM Global Aggressive Growth Fund
                    AIM Advisor MultiFlex Fund                          AIM Global Growth Fund
                    AIM Advisor Real Estate Fund                        AIM Worldwide Growth Fund(2)
                    AIM Balanced Fund
                    AIM Basic Value Fund(2),(C)                         GLOBAL GROWTH & INCOME FUNDS
                    AIM Charter Fund
                                                                        AIM Global Growth & Income Fund(2)
                    INCOME FUNDS                                        AIM Global Utilities Fund

                    AIM Floating Rate Fund(2)                           GLOBAL INCOME FUNDS
                    AIM High Yield Fund
                    AIM Income Fund                                     AIM Emerging Markets Debt Fund(2),(D)
                    AIM Intermediate Government Fund                    AIM Global Government Income Fund(2)
                    AIM Limited Maturity Treasury Fund                  AIM Global Income Fund
                                                                        AIM Strategic Income Fund(2)
                    TAX-FREE INCOME FUNDS
                                                                        THEME FUNDS
                    AIM High Income Municipal Fund
                    AIM Municipal Bond Fund                             AIM Global Consumer Products and Services Fund(2)
                    AIM Tax-Exempt Bond Fund of Connecticut             AIM Global Financial Services Fund(2)
                    AIM Tax-Free Intermediate Fund                      AIM Global Health Care Fund(2)
                                                                        AIM Global Infrastructure Fund(2)
                    MONEY MARKET FUNDS
                                                                        AIM Global Resources Fund(2)
                    AIM Dollar Fund(2)                                  AIM Global Telecommunications Fund(2)
                    AIM Money Market Fund                               AIM Global Trends Fund(2),(E)
                    AIM Tax-Exempt Cash Fund


(1)AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

    INVEST WITH DISCIPLINE--REGISTERED TRADEMARK--